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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          APRIL 1, 2002 (APRIL 1, 2002)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))

                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                     1-10308                 06-0918165
  (STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)    (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)

       9 WEST 57TH STREET
          NEW YORK, NY                                              10019
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                           (ZIP CODE)

                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      NONE
       (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)

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Item 5. Other Events

      EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "CENDANT", "WE", "OUR", OR "US" MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

      On April 1, 2002, we announced that we entered into definitive agreements to acquire all of the outstanding common stock of Trendwest Resorts, Inc. through a tax-free exchange of our common stock. Trendwest, through its WorldMark Club, markets, sells, and finances vacation ownership interests and will provide significant geographic diversification to our company, as our existing timeshare operations, Fairfield Resorts, Inc. and Equivest Finance Inc., are principally located in the eastern United States. Trendwest's 48 properties are located primarily in the western United States, British Columbia, Mexico, Hawaii and the South Pacific. The transaction is subject to the satisfaction of customary regulatory and closing conditions.

      A copy of the press release announcing our agreement to acquire all of the outstanding common stock of Trendwest Resorts, Inc. is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 7. Exhibits

      See Exhibit Index.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENDANT CORPORATION


                                        BY: /s/ ERIC BOCK
                                           -------------------------------------
                                            Eric J. Bock
                                            Senior Vice President -- Law
                                            and Corporate Secretary

Date: April 1, 2002
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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                   REPORT DATED APRIL 1, 2002 (APRIL 1, 2002)

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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99.1              Press Release issued by Cendant Corporation on April 1, 2002, announcing it entered into definitive agreements to acquire all of the outstanding common stock of Trendwest Resorts, Inc.